united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Wendy Wang, Ultimus Fund Solutions, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/22

Item 1. Reports to Stockholders.

FormulaFolios Hedged Growth ETF (FFHG)
FormulaFolios Smart Growth ETF (FFSG)
FormulaFolios Tactical Growth ETF (FFTG)
FormulaFolios Tactical Income ETF (FFTI)

Annual Report
May 31, 2022

1-888-562-8880
www.formulafoliofunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the FormulaFolios ETFs. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Brookstone Capital Management (BCM) is a Registered Investment Advisor that offers a distinct approach compared to traditional asset management. BCM uses relative strength algorithms coupled with our qualitative interpretation of current market conditions to aid in the investment decision making process. The process allows us to focus on longer term market trends and to achieve lower portfolio turnover. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why BCM focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, BCM believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios ETF Shareholder,

The fiscal year ending May 31, 2022, was another unprecedented year for the financial markets. Following unparalleled volatility of 2020, risk assets continued to climb higher in 2021 buoyed by robust economic growth and powerful rebound in earnings. For the calendar year 2021, the S&P 500 Index returned 26.9% to cap it’s best three-year run (+72%) since 1999. Unfortunately, what started as a relentless march higher for equities was replaced by the S&P 500 flirting with the bear market territory by May of 2022 due to higher-than-expected inflation, aggressive monetary tightening by the Federal Reserve, and the effect of Russia’s war against Ukraine.

After a mild bout of volatility in June of 2021, equities continued their steady ascent higher throughout the summer, with the S&P 500 advancing for seven straight months through August, but as summer turned to fall, concerns about elevated price pressures began to come to the forefront.

Nonetheless, any worries investors might have had proved fleeting and the US market finished 2021 in record territory once again.

The bond market began to price in the increasing likelihood of Fed rate increases. After starting 2021 at 0.91%, the benchmark 10-year note finished the year at 1.51%.

Facing multi-decade high in inflation, aggressive monetary policy, and the fallout caused by the war in Ukraine, the US economy and stock market struggled in the first five months of 2022.

From the beginning of the year and through the end of May, the S&P 500 lost 12.76%, while the Nasdaq shed 22.53%. At the same time, the US Aggregate bond index lost 8.92%.

It is important to remember the future is largely independent of the past - nobody knows exactly what the future holds. This is why it is so imperative to stay committed to a smart investment strategy over the course of many periods. The following pages of this annual report include information about your ETF, as well as a discussion regarding the global economic environment during the fiscal period ending May 31, 2022, and how recent prevailing economic factors affected ETF performance. Please remember all securities markets fluctuate, as do ETF prices. Though it is impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing.

Sincerely,

Mark DiOrio

Chief Investment Officer

Brookstone Capital Management

This letter reflects Brookstone Capital management analysis and opinions as of May 31, 2022. The information is not a complete analysis of every aspect of any market, country, industry, security, or Fund.

Global Economic Period in Review

The vaccine optimism as well the hopes of another round of fiscal stimulus from the Federal government inspired a strong start for stocks in 2021. In the ensuing months, any pullback or a period of turbulence was met with investors willingness to step in and propel the market to new highs. In fact, the S&P 500 avoided a 5% drawdown for nearly a year (from October 2020 to September of 2021).

The second quarter ending in June of 2021 saw the S&P 500 reaching a new all-time high with nearly all sectors making gains over the quarter. Equities continued their steady ascent throughout the summer, with the S&P 500 advancing for seven straight months through August, even in spite of a new coronavirus variant called Delta. Mounting concerns about the Fed’s posture as well as the scaling back of the Build Back Better bill proposed by the administration resulted in the S&P 500 finally ending its monthly winning streak in September while experiencing its first 5% pullback in nearly a year.

Again, the sell-off proved fleeting. As the third quarter earnings came in, investors enjoyed the continued upward trajectory of corporate profit growth and the march higher for the US equities continued. By late November, the new variant – Omicron – threatened to interrupt the economic momentum experienced throughout 2021. Hawkish stance by the Fed added to the lingering concerns. Despite all of that, US stocks saw record territory once again in late December.

Pent-up demand and massive stimulus combined with stretched supply chains and low inventories stirred meaningful inflation in the US and around the world. Despite the growing concerns related to the price pressures, the Fed continued to maintain it’s stance that inflation was “transitory” until late November when the Fed Chairman Powell admitted that inflation was more persistent than originally thought. That set the stage for monetary policy tightening in the form of interest rate hikes and reduction of the Fed’s balance sheet.

As the bonds priced in the likelihood of the rate increases, the Bloomberg US Treasury Index experienced its first annual loss since 2013.

In the first five months of 2022, the global economy and financial markets were faced with a multitude of crosscurrents. Persistently high inflation, exacerbated by energy-price shocks from Russia’s war in Ukraine, spurred the Federal Reserve to hike interest rates more aggressively than anticipated. High inflation and tighter financial conditions weighed on consumer and business confidence, and growth fears helped send stock prices close to bear-market territory. In fact, most asset categories with the exception of commodities and energy declined during the period.

Both Treasury yields and credit spreads increased during the first five months of the year, leading to a meaningful decline in the bond prices.

ETF Performance Summary

For the fiscal year ending May 31, 2022, the FormulaFolios ETFs experienced mixed performance relative to their primary benchmarks on a total return basis.

FormulaFolios Tactical Growth (FFTG) had a cumulative total return of -12.79% for the fiscal year ending May 31, 2022. In comparison, the ETF’s primary benchmark, the Barclay Global Macro Index posted an 7.93% cumulative total return over the same period. The Barclay Global Macro Index is a hedge fund index in which managers have the ability to carry long and short positions in any of the world’s major capital or derivative markets. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets.

The main contributors to the underperformance relative to the benchmark was the fund’s overweight exposure to broad US and international equities.

FormulaFolios Smart Growth (FFSG) had a cumulative total return of -5.42% for the fiscal year ending May 31, 2022. In comparison, the ETF’s primary benchmark, the Dow Jones Aggressive Portfolio Index, posted a -7.71% cumulative total return over the same period. The Dow Jones Aggressive Portfolio Index acts as a   broadly diversified buy-and-hold benchmark. This index aims to achieve 100% of the risk of an all-stock index based on the trailing 36-month semi-variance. The all-stock portfolio includes a blend of US and non-US stocks, with varying market capitalizations.

Throughout the period, the ETF rotated out of the emerging markets and real estate stocks and shifted to quality and dividend paying stock. This resulted in outperformance relative to the benchmark.

FormulaFolios Hedged Growth (FFHG) had a cumulative total return of -5.78% for the fiscal year ending May 31, 2022. In comparison, the ETF’s primary benchmark, the Barclay Hedged Equity Long/Short Index, posted a 0.77% cumulative total return over the same period. The Barclay Equity Long/Short Index is a hedge fund index in which managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Overweight exposure to the US equity market was the main reason for underperformance of the fund relative to the benchmark. As markets began to deteriorate in early 2022, we refined the allocation to include exposure to quality and dividend equities.

FormulaFolios Tactical Income (FFTI) had a cumulative total return of -7.36% for the fiscal year ending May 31, 2022. In comparison, the ETF’s primary benchmark, the Bloomberg Barclays US Aggregate Bond Index, which is a broad measure of total US bond market performance, posted a -8.22% cumulative total return over the same period.

A large amount of this outperformance can be attributed to reduced allocation to high yield bonds during the period. In the first part of the year, the ETF was heavily weighted toward high yield bonds and underweight short-term Treasuries. However, as market conditions deteriorated and yields rose sharply, short duration Treasuries contributed to relative outperformance while high yield bonds suffered larger price declines.

Performance data represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

How Market Conditions Affected ETFs

The allocation exposure levels of the ETFs were the largest contributors to their performance.

The broad-based selloff in both equity and fixed markets provided limited opportunities for improved performance.

The ETFs rotated during the period from more risk-on allocation in 2021 to a more defensive stance in the first five month of 2022.

Investment Strategies

At FormulaFolio Investments, we are committed to our distinct methods of asset management with the goal of achieving above average risk-adjusted returns over a long-time horizon. We believe by using emotion-free, statistically significant Quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal. When selecting investments for the ETFs, our proprietary models use various screen and rank processes, composed of numerous technical, economic, sentiment, and market breadth indicators to analyze market conditions in order to determine the strength of broad growth and fixed-income markets. By utilizing numerous market indicators, the models have the ability to react to major market movements while avoiding the numerous “false positive” signals experienced when using a single stand-alone indicator. This helps reduce overall portfolio turnover, while still allowing for adjustments when appropriate. The ETFs will generally be 100% invested but hold the ability to hedge risk if market conditions warrant. Generally, this includes increasing exposure to US Treasury bond ETFs as well as cash-like securities. This gives the ETFs the ability to capture upward market movements while maintaining the ability to minimize drawdowns during unfavorable investment environments.

A Look Ahead for Next Period

Despite major challenges, we believe that markets have priced in most of the downside risk, and that prospects are looking more attractive for investors with multi-year time horizons. Even though we anticipate the volatility in both fixed income and equity market to persist in the short to medium-term, eventually the headwinds facing the markets will dissipate. We believe that inflation will moderate as the Fed tightens and supply chain problems ease.

Both equity market valuations as well as fixed income yields appear more reasonable relative to their historical averages allowing investors with sufficient time horizons to allocate capital to the opportunities they see arising from market weakness.

Thank you for your continued investment in the FormulaFolios ETFs. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses, or sales charges.

S&P 500 Index – The S&P 500 is a market capitalization weighted equity index and seeks to act as a benchmark for large-cap US stocks. This index measures the performance of 500 large publicly traded US stocks.

MSCI EAFE Index – The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

MSCI Emerging Markets Index – The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets countries (such as Brazil, China, and India). With 846 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000 Index – The Russell 2000 is a market capitalization weighted equity index and seeks to act as a benchmark for small-cap US stocks. This index measures the performance of the 2000 smallest publicly traded US stocks within the larger Russell 3000 Index (the Russell 3000 seeks to benchmark the entire US stock market).

Dow Jones Aggressive Portfolio Index – The Dow Jones Aggressive Portfolio Index acts as a broadly diversified buy-and-hold benchmark. This index aims to achieve 100% of the risk of an all-stock index based on the trailing 36-month semi-variance. The all-stock portfolio includes a blend of US and non-US stocks, with varying market capitalizations.

Barclay Global Macro Index – Global Macro managers carry long and short positions in any of the world’s major capital or derivative markets. These positions reflect their views on overall market direction as influenced by major economic trends and/or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets.

Barclay Equity Long/Short Index – This directional strategy involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.

Bloomberg Barclays US Aggregate Bond Index – The Bloomberg Barclays Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities; it represents the performance of the total US investment-grade bond market.

Bloomberg Barclays US Treasury 7-10 Year Index – The Bloomberg Barclays US Treasury 7-10 Year Bond Index is part of a series of indices intended to assess the US Treasury market. The Index is market value weighted and is designed to include US dollar denominated, fixed rate securities with minimum term to maturity greater than or equal to seven years and less than ten years.

Markit iBoxx Liquid Investment-Grade Index – The Markit iBoxx Liquid Investment-Grade Index is designed to provide a balanced representation of the USD investment grade corporate market and to meet the investors demand for a USD denominated highly liquid and representative investment grade corporate index. The Index has been designed to be a subset of the broader USD corporate bond market.

Markit iBoxx Liquid High-Yield Index – The iBoxx Liquid High-Yield Index is designed to reflect the performance of USD denominated high yield corporate debt, offering broad coverage of the USD high yield liquid bond universe. The index is an integral part of the global iBoxx index family, which provides the marketplace with accurate and objective indices by which to assess the performance of bond markets and investments.

FormulaFolios Hedged Growth ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2022

Average Annual Total Return through May 31, 2022*, as compared to its benchmark:

	One	Three	Since
	Year	Year	Inception***
FormulaFolios Hedged Growth ETF - NAV	(5.78)%	9.95%	6.97%
FormulaFolios Hedged Growth ETF - Market Price	(5.92)%	9.88%	6.94%
Barclay Hedged Equity Long/Short Index**	0.77%	7.50%	5.46%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded net asset value or “NAV” on May 31, 2022. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolioFunds.com or by calling 1-888-562-8880.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing investment company shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses after fee waiver and/or reimbursement are 1.14% per the most recent prospectus.

The Fund’s adviser has agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2022, to ensure that total fund expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.95% of the Fund’s net assets.

**	Barclay Hedged Equity Long/Short Index’s directional strategy involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

***	As of the close of business on the day of commencement of trading on June 6, 2017.

The Fund’s top asset classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds-Equity Funds	80.0%
Exchange Traded Funds-Fixed Income Funds	18.1%
Other Assets in Excess of Liabilities	1.9%
Total	100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

FormulaFolios Smart Growth ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2022

Average Annual Total Return through May 31, 2022*, as compared to its benchmark:

	One	Three	Since
	Year	Year	Inception***
FormulaFolios Smart Growth ETF - NAV	(5.42)%	11.83%	8.10%
FormulaFolios Smart Growth ETF - Market Price	(5.47)%	11.85%	8.10%
Dow Jones Aggressive Portfolio Index**	(7.71)%	11.77%	8.38%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded net asset value or “NAV” on May 31, 2022. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolioFunds.com or by calling 1-888-562-8880.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing investment company shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses after fee waiver and/or reimbursement are 0.69% per the most recent prospectus.

The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.60% of the Fund’s net assets.

**	Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific. Investors cannot invest directly in an index.

***	As of the close of business on the day of commencement of trading on November 1, 2017.

The Fund’s top asset classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds-Equity Funds	97.7%
Money Market Fund	7.2%
Liabilities in Excess of Other Assets	(4.9)%
Total	100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

FormulaFolios Tactical Growth ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2022

Average Annual Total Return through May 31, 2022*, as compared to its benchmark:

	One	Three	Since
	Year	Year	Inception***
FormulaFolios Tactical Growth ETF - NAV	(12.79)%	5.38%	2.94%
FormulaFolios Tactical Growth ETF - Market Price	(12.92)%	5.30%	2.90%
Barclay Hedge Global Macro Index**	7.93%	9.94%	6.25%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded net asset value or “NAV” on May 31, 2022. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolioFunds.com or by calling 1-888-562-8880.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing investment company shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses after fee waiver and/or reimbursementare 1.05% per the most recent prospectus.

The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.80% of the Fund’s net assets.

**	Barclay Hedge Global Macro Index managers carry long and short positions in any of the world’s major capital or derivative markets. These positions reflect their views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets. Investors cannot invest directly in an index.

***	As of the close of business on the day of commencement of trading on November 1, 2017.

The Fund’s top asset classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds-Equity Funds	99.1%
Money Market Fund	11.6%
Liabilities in Excess of Other Assets	(10.7)%
Total	100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

FormulaFolios Tactical Income ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2022

Average Annual Total Return through May 31, 2022*, as compared to its benchmark:

	One	Three	Since
	Year	Year	Inception***
FormulaFolios Tactical Income ETF - NAV	(7.36)%	(0.99)%	(0.05)%
FormulaFolios Tactical Income ETF - Market Price	(7.44)%	(1.03)%	(0.06)%
Bloomberg U.S. Aggregate Bond Index**	(8.22)%	0.00%	1.16%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded net asset value or “NAV” on May 31, 2022. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolioFunds.com or by calling 1-888-562-8880.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing investment company shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses after fee waiver and/or reimbursement are 0.93% per the most recent prospectus.

**	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index.

***	As of the close of business on the day of commencement of trading on June 6, 2017.

The Fund’s top asset classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds-Fixed Income Funds	99.2%
Money Market Fund	7.7%
Liabilities in Excess of Other Assets	(6.9)%
Total	100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

FORMULAFOLIOS HEDGED GROWTH ETF
SCHEDULE OF INVESTMENTS
May 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.1%
	EQUITY - 80.0%
14,301	iShares Core S&P 500 ETF	$5,933,056
15,838	iShares Core S&P Mid-Cap ETF	3,978,189
38,945	iShares Core S&P Small-Cap ETF	3,944,350
18,192	SPDR Dow Jones Industrial Average ETF Trust	6,006,998
27,181	SPDR S&P Dividend ETF	3,452,531
30,919	Vanguard High Dividend Yield ETF	3,441,594
		26,756,718
	FIXED INCOME - 18.1%
72,444	iShares 1-3 Year Treasury Bond ETF	6,038,207

	TOTAL EXCHANGE-TRADED FUNDS (Cost $30,026,481)	32,794,925

	TOTAL INVESTMENTS - 98.1% (Cost $30,026,481)	$32,794,925
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.9%	619,666
	NET ASSETS - 100.0%	$33,414,591

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

FORMULAFOLIOS SMART GROWTH ETF
SCHEDULE OF INVESTMENTS
May 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 97.7%
	EQUITY - 97.7%
23,068	iShares Core S&P 500 ETF	$9,570,220
20,342	iShares Core S&P Mid-Cap ETF	5,109,504
50,697	iShares Core S&P Small-Cap ETF	5,134,592
15,835	SPDR Dow Jones Industrial Average ETF Trust(a)	5,228,717
26,788	SPDR S&P Dividend ETF	3,402,612
30,425	Vanguard High Dividend Yield ETF	3,386,608
		31,832,253

	TOTAL EXCHANGE-TRADED FUNDS (Cost $27,865,367)	31,832,253

	SHORT-TERM INVESTMENT — 7.2%
	MONEY MARKET FUND - 7.2%
2,337,375	Morgan Stanley Institutional Liquidity Funds - Institutional Class, 0.03% (Cost $2,337,375)(b) (c)	2,337,375

	TOTAL INVESTMENTS - 104.9% (Cost $30,202,742)	$34,169,628
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.9)%	(1,599,314)
	NET ASSETS - 100.0%	$32,570,314

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of May 31, 2022 was $2,278,380.

(b)	Security was purchased with cash received as collateral for securities on loan at May 31, 2022. Total collateral had a value of $2,337,375 at May 31, 2022.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2022.

See accompanying notes which are an integral part of these financial statements.

FORMULAFOLIOS TACTICAL GROWTH ETF
SCHEDULE OF INVESTMENTS
May 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.1%
	EQUITY - 99.1%
184,418	iShares Core MSCI Total International Stock ETF(a)	$11,623,866
59,202	iShares U.S. Real Estate ETF (a)	5,869,286
58,856	Vanguard Real Estate ETF	5,830,864
55,610	Vanguard Total Stock Market ETF	11,475,680
		34,799,696

	TOTAL EXCHANGE-TRADED FUNDS (Cost $34,040,738)	34,799,696

	SHORT-TERM INVESTMENT — 11.6%
	MONEY MARKET FUND - 11.6%
4,063,990	Morgan Stanley Institutional Liquidity Funds - Institutional Class, 0.03% (Cost $4,063,990)(b) (c)	4,063,990

	TOTAL INVESTMENTS - 110.7% (Cost $38,104,728)	$38,863,686
	LIABILITIES IN EXCESS OF OTHER ASSETS - (10.7)%	(3,766,406)
	NET ASSETS - 100.0%	$35,097,280

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of May 31, 2022 was $3,939,209.

(b)	Security was purchased with cash received as collateral for securities on loan at May 31, 2022. Total collateral had a value of $4,063,990 at May 31, 2022.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2022.

See accompanying notes which are an integral part of these financial statements.

FORMULAFOLIOS TACTICAL INCOME ETF
SCHEDULE OF INVESTMENTS
May 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.2%
	FIXED INCOME - 99.2%
321,282	Fidelity Total Bond ETF	$15,350,854
205,025	Invesco Total Return Bond ETF	10,232,798
372,885	iShares 1-3 Year Treasury Bond ETF	31,079,964
246,799	iShares Core U.S. Aggregate Bond ETF	25,536,293
108,831	iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	12,454,620
391,701	Vanguard Total Bond Market ETF	30,035,632
		124,690,161

	TOTAL EXCHANGE-TRADED FUNDS (Cost $133,074,327)	124,690,161

	SHORT-TERM INVESTMENT — 7.7%
	MONEY MARKET FUND - 7.7%
9,678,480	Morgan Stanley Institutional Liquidity Funds - Institutional Class, 0.03% (Cost $9,678,480)(b) (c)	9,678,480

	TOTAL INVESTMENTS - 106.9% (Cost $142,752,807)	$134,368,641
	LIABILITIES IN EXCESS OF OTHER ASSETS - (6.9)%	(8,730,197)
	NET ASSETS - 100.0%	$125,638,444

ETF	- Exchange-Traded Fund

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of May 31, 2022 was $9,418,412.

(b)	Security was purchased with cash received as collateral for securities on loan at May 31, 2022. Total collateral had a value of $9,678,480 at May 31, 2022.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2022.

See accompanying notes which are an integral part of these financial statements.

FormulaFolios ETFs
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2022

	FormulaFolios	FormulaFolios	FormulaFolios	FormulaFolios
	Hedged Growth	Smart Growth	Tactical Growth	Tactical Income
	ETF	ETF	ETF	ETF
ASSETS
Investment securities:
At cost	$30,026,481	$30,202,742	$38,104,728	$142,752,807
At value *	$32,794,925	$34,169,628	$38,863,686	$134,368,641
Cash and cash equivalents	675,181	774,551	286,900	1,092,262
Receivable for Investments sold	—	—	—	1,060,134
Receivable due from Adviser	—	—	49,307	—
Receivable for dividends and interest	13,555	12,099	—	35,106
Prepaid expenses and other assets	1,344	2,727	1,096	6,121
TOTAL ASSETS	33,485,005	34,959,005	39,200,989	136,562,264

LIABILITIES
Security lending collateral (Note 6)	—	2,337,375	4,063,990	9,678,480
Investment advisory fees payable	12,650	3,729	—	67,009
Payable for Fund shares redeemed	—	—	—	1,088,251
Payable to related parties	11,337	10,489	10,890	29,006
Accrued expenses and other liabilities	46,427	37,098	28,829	61,074
TOTAL LIABILITIES	70,414	2,388,691	4,103,709	10,923,820
NET ASSETS	$33,414,591	$32,570,314	$35,097,280	$125,638,444

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$31,158,535	$27,641,172	$37,483,178	$156,198,186
Accumulated gains (losses)	2,256,056	4,929,142	(2,385,898)	(30,559,742)
NET ASSETS	$33,414,591	$32,570,314	$35,097,280	$125,638,444

Net Asset Value Per Share:
Shares:
Net Assets	$33,414,591	$32,570,314	$35,097,280	$125,638,444
Shares of beneficial interest outstanding	1,000,000	975,000	1,300,000	5,800,000

Net asset value (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$33.41	$33.41	$27.00	$21.66

Market Price	$33.37	$33.40	$26.95	$21.64

*	Includes fair value of securities Loaned $0; $2,278,380; $3,939,209; $9,418,412.

See accompanying notes which are an integral part of these financial statements.

FormulaFolios ETFs
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2022

	FormulaFolios	FormulaFolios	FormulaFolios	FormulaFolios
	Hedged Growth	Smart Growth	Tactical Growth	Tactical Income
	ETF	ETF	ETF	ETF
INVESTMENT INCOME
Dividends	$543,244	$872,892	$955,298	$5,681,017
Securities lending	2,638	274	4,214	578,893
TOTAL INVESTMENT INCOME	545,882	873,166	959,512	6,259,910

EXPENSES
Investment advisory fees	345,544	145,359	280,483	1,086,331
Administrative services fees	63,424	63,003	63,570	120,880
Custodian fees	17,315	15,024	14,866	29,149
Professional fees	16,502	16,502	16,502	16,502
Transfer agent fees	12,614	10,622	10,498	10,896
Compliance officer fees	12,327	11,728	12,192	25,778
Printing expenses	12,255	6,181	10,900	23,332
Legal fees	11,940	8,629	10,267	11,178
Trustees fees and expenses	9,824	10,557	9,840	11,473
Insurance expense	1,449	1,489	1,723	19,051
Other expenses	7,789	7,709	7,718	5,167
TOTAL EXPENSES	510,983	296,803	438,559	1,359,737

Less: Fees waived and/or expenses reimbursed by the Adviser	(101,069)	(47,844)	(64,988)	—

NET EXPENSES	409,914	248,959	373,571	1,359,737
NET INVESTMENT INCOME	135,968	624,207	585,941	4,900,173

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments	5,613,793	942,835	236,944	(4,402,511)
Net realized gains from underlying investment companies	—	—	—	166,539
Net realized gain from in-kind redemptions	3,784,462	2,773,840	1,502,874	1,624,895
Net change in unrealized depreciation on investments	(11,574,267)	(6,183,236)	(8,338,699)	(14,530,465)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(2,176,012)	(2,466,561)	(6,598,881)	(17,141,542)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,040,044)	$(1,842,354)	$(6,012,940)	$(12,241,369)

See accompanying notes which are an integral part of these financial statements.

FormulaFolios ETFs
STATEMENTS OF CHANGES IN NET ASSETS
FormulaFolios Hedged Growth ETF

	For the Year Ended	For the Year Ended
	May 31, 2022	May 31, 2021
FROM OPERATIONS
Net investment income	$135,968	$167,669
Net realized gain from investments	5,613,793	2,942,561
Net realized gain from in-kind redemptions	3,784,462	5,404,672
Net change in unrealized appreciation (depreciation) on investments	(11,574,267)	13,213,245
Net increase (decrease) in net assets resulting from operations	(2,040,044)	21,728,147

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(108,260)	(138,410)
Total distributions to shareholders	(108,260)	(138,410)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	—	25,709,277
Cost of shares redeemed	(14,193,079)	(23,523,035)
Transaction Fees (Note 5)	2,000	—
Net increase (decrease) in net assets from shares of beneficial interest	(14,191,079)	2,186,242

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,339,383)	23,775,979

NET ASSETS
Beginning of Year	49,753,974	25,977,995
End of Year	$33,414,591	$49,753,974

SHARE ACTIVITY
Shares Sold	—	1,050,000
Shares Redeemed	(400,000)	(800,000)
Net increase (decrease) in shares of beneficial interest outstanding	(400,000)	250,000

See accompanying notes which are an integral part of these financial statements.

FormulaFolios ETFs
STATEMENTS OF CHANGES IN NET ASSETS
FormulaFolios Smart Growth ETF

	For the Year Ended	For the Year Ended
	May 31, 2022	May 31, 2021
FROM OPERATIONS
Net investment income	$624,207	$406,435
Net realized gain from investments	942,835	656,468
Net realized gain from in-kind redemptions	2,773,840	2,934,907
Net change in unrealized appreciation (depreciation) on investments	(6,183,236)	12,339,575
Net increase (decrease) in net assets resulting from operations	(1,842,354)	16,337,385

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(721,519)	(541,757)
Total distributions to shareholders	(721,519)	(541,757)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	—	24,025,677
Cost of shares redeemed	(11,548,028)	(19,694,598)
Transaction Fees (Note 5)	4,782	—
Net increase (decrease) in net assets from shares of beneficial interest	(11,543,246)	4,331,079

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,107,119)	20,126,707

NET ASSETS
Beginning of Year	46,677,433	26,550,726
End of Year	$32,570,314	$46,677,433

SHARE ACTIVITY
Shares Sold	—	900,000
Shares Redeemed	(325,000)	(675,000)
Net increase (decrease) in shares of beneficial interest outstanding	(325,000)	225,000

See accompanying notes which are an integral part of these financial statements.

FormulaFolios ETFs
STATEMENTS OF CHANGES IN NET ASSETS
FormulaFolios Tactical Growth ETF

	For the Year Ended	For the Year Ended
	May 31, 2022	May 31, 2021
FROM OPERATIONS
Net investment income	$585,941	$243,628
Net realized gain from investments - Unaffiliated	236,944	25,767
Net realized gain from investments - Affiliated	—	612,134
Net realized gain from in-kind redemptions	1,502,874	3,146,739
Net change in unrealized appreciation (depreciation) on investments - Unaffiliated	(8,338,699)	6,463,653
Net change in unrealized depreciation on investments - Affiliated	—	(146,167)
Net increase (decrease) in net assets resulting from operations	(6,012,940)	10,345,754

DISTRIBUTIONS TO SHAREHOLDERS
Distributions paid	(423,488)	(471,285)
Total distributions to shareholders	(423,488)	(471,285)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	—	24,578,319
Cost of shares redeemed	(12,316,286)	(14,415,333)
Transaction Fees (Note 5)	3,500	—
Net increase (decrease) in net assets from shares of beneficial interest	(12,312,786)	10,162,986

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,749,214)	20,037,455

NET ASSETS
Beginning of Year	53,846,494	33,809,039
End of Year	$35,097,280	$53,846,494

SHARE ACTIVITY
Shares Sold	—	900,000
Shares Redeemed	(425,000)	(500,000)
Net increase (decrease) in shares of beneficial interest outstanding	(425,000)	400,000

See accompanying notes which are an integral part of these financial statements.

FormulaFolios ETFs
STATEMENTS OF CHANGES IN NET ASSETS
FormulaFolios Tactical Income ETF

	For the Year Ended	For the Year Ended
	May 31, 2022	May 31, 2021
FROM OPERATIONS
Net investment income	$4,900,173	$5,282,610
Net realized gain (loss) from investments	(4,402,511)	587,640
Net realized gains from underlying investment companies	166,539	—
Net realized gain from in-kind redemptions	1,624,895	11,373,388
Net increase from payment made by affiliate (Note 2)	—	460,848
Net change in unrealized depreciation on investments	(14,530,465)	(8,775,464)
Net increase(decrease) in net assets resulting from operations	(12,241,369)	8,929,022

DISTRIBUTIONS TO SHAREHOLDERS
Distributions paid	(4,852,266)	(5,395,530)
Total distributions to shareholders	(4,852,266)	(5,395,530)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	9,199,163	36,036,995
Cost of shares redeemed	(73,999,371)	(146,926,958)
Net decrease in net assets from shares of beneficial interest	(64,800,208)	(110,889,963)

TOTAL DECREASE IN NET ASSETS	(81,893,843)	(107,356,471)

NET ASSETS
Beginning of Year	207,532,287	314,888,758
End of Year	$125,638,444	$207,532,287

SHARE ACTIVITY
Shares Sold	400,000	1,500,000
Shares Redeemed	(3,250,000)	(6,100,000)
Net decrease in shares of beneficial interest outstanding	(2,850,000)	(4,600,000)

See accompanying notes which are an integral part of these financial statements.

FormulaFolios ETFs
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years/Periods Presented

	FormulaFolios Hedged Growth ETF

	For the Year Ended	For the Year Ended	For the Year Ended		For the Year Ended		For the Period Ended
	May 31, 2022	May 31, 2021	May 31, 2020		May 31, 2019		May 31, 2018	(1)

Net asset value, beginning of year/period	$35.54	$22.59	$25.60		$28.03		$25.00

Activity from investment operations:
Net investment income (2)	0.11	0.10	0.23		0.12		0.12
Net realized and unrealized gain (loss) on investments	(2.16)	12.93	(2.88)		(1.98)		3.06
Total from investment operations	(2.05)	13.03	(2.65)		(1.86)		3.18

Less distributions from:
Net investment income	(0.08)	(0.08)	(0.20)		(0.13)		(0.15)
Net realized gains	—	—	(0.16)		(0.44)		—
Total distributions	(0.08)	(0.08)	(0.36)		(0.57)		(0.15)

Net asset value, end of year/period	$33.41	$35.54	$22.59		$25.60		$28.03

Market price, end of year/period	$33.37	$35.55	$22.56		$25.62		$28.04

Total return (3)	(5.78)%	57.77%	(10.57)%		(6.66)%		13.03	% (7)

Net assets, at end of year/period (000s)	$33,415	$49,754	$25,978		$65,271		$63,063

Ratio of gross expenses to average net assets (5)	1.18%	1.18%	1.05%		1.03%		1.06	% (8)
Ratio of net expenses to average net assets (5)	0.95%	0.95%	0.96	% (9)	0.98	% (9)	0.95	% (8)
Ratio of net investment income to average net assets(4)	0.32%	0.35%	0.88%		0.43%		0.44	% (8)

Portfolio Turnover Rate (6)	72%	135%	398%		666%		138	% (7)

(1)	The FormulaFolios Hedged Growth ETF commenced operations on June 6, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (See Note 5)

(7)	Not Annualized

(8)	Annualized

(9)	Ratio includes 0.01% and 0.03% for the years ended May 31, 2020 and May 31, 2019 attributed to interest expense and fees.

See accompanying notes which are an integral part of these financial statements.

FormulaFolios ETFs
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years/Periods Presented

	FormulaFolios Smart Growth ETF

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018	(1)

Net asset value, beginning of year/period	$35.91	$24.70	$24.98	$26.10	$25.00

Activity from investment operations:
Net investment income (2)	0.54	0.28	0.49	0.35	0.12
Net realized and unrealized gain (loss) on investments	(2.44)	11.29	(0.34)	(1.10)	1.17
Total from investment operations	(1.90)	11.57	0.15	(0.75)	1.29

Less distributions from:
Net investment income	(0.41)	(0.36)	(0.43)	(0.37)	(0.19)
Net realized gains	(0.19)	—	—	—	—
Total distributions	(0.60)	(0.36)	(0.43)	(0.37)	(0.19)

Net asset value, end of year/period	$33.41	$35.91	$24.70	$24.98	$26.10

Market price, end of year/period	$33.40	$35.92	$24.71	$24.96	$26.09

Total return (3)	(5.42)%	47.14%	0.48%	(2.83)%	5.21	% (7)

Net assets, at end of year/period (000s)	$32,570	$46,677	$26,551	$50,593	$22,834

Ratio of gross expenses to average net assets (5)	0.72%	0.74%	0.65%	0.61%	1.67	% (8)
Ratio of net expenses to average net assets (5)	0.60%	0.60%	0.60%	0.60%	0.60	% (8)
Ratio of net investment income to average net assets(4)	1.50%	0.94%	1.87%	1.35%	0.81	% (8)

Portfolio Turnover Rate (6)	39%	10%	0%	0%	0	% (7)

(1)	The FormulaFolios Smart Growth ETF commenced operations on November 1, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (See Note 5)

(7)	Not Annualized

(8)	Annualized

See accompanying notes which are an integral part of these financial statements.

FormulaFolios ETFs
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years/Periods Presented

	FormulaFolios Tactical Growth ETF

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018	(1)

Net asset value, beginning of year/period	$31.22	$25.52	$23.78	$25.16	$25.00

Activity from investment operations:
Net investment income (2)	0.37	0.13	0.35	0.37	0.12
Net realized and unrealized gain (loss) on investments	(4.33)	5.82	1.72	(1.34)	0.25
Total from investment operations	(3.96)	5.95	2.07	(0.97)	0.37

Less distributions from:
Net investment income	(0.26)	(0.25)	(0.25)	(0.41)	(0.21)
Net return of capital	—	—	(0.08)	—	—
Total distributions	(0.26)	(0.25)	(0.33)	(0.41)	(0.21)

Net asset value, end of year/period	$27.00	$31.22	$25.52	$23.78	$25.16

Market price, end of year/period	$26.95	$31.21	$25.52	$23.79	$25.16

Total return (3)	(12.79)%	23.44%	8.69%	(3.81)%	1.35	% (7)

Net assets, at end of year/period (000s)	$35,097	$53,846	$33,809	$49,932	$30,821

Ratio of gross expenses to average net assets (5)	0.94%	0.93%	0.88%	0.87%	1.13	% (8)
Ratio of net expenses to average net assets (5)	0.80%	0.80%	0.80%	0.80%	0.80	% (8)
Ratio of net investment income to average net assets(4)	1.26%	0.46%	1.35%	1.56%	0.82	% (8)

Portfolio Turnover Rate (6)	55%	42%	14%	92%	56	% (7)

(1)	The FormulaFolios Tactical Growth ETF commenced operations on November 1, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (See Note 5)

(7)	Not Annualized

(8)	Annualized

See accompanying notes which are an integral part of these financial statements.

FormulaFolios ETFs
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years/Periods Presented

	FormulaFolios Tactical Income ETF

	For the Year Ended		For the Year Ended		For the Year Ended	For the Year Ended	For the Period Ended
	May 31, 2022		May 31, 2021		May 31, 2020	May 31, 2019	May 31, 2018	(1)

Net asset value, beginning of year/period	$23.99		$23.77		$24.13	$24.02	$25.00

Activity from investment operations:
Net investment income (2)	0.64		0.54		0.68	0.77	0.77
Net realized and unrealized gain (loss) on investments	(2.35)		0.24		(0.32)	0.11	(1.00)
Total from investment operations	(1.71)		0.78		0.36	0.88	(0.23)

Less distributions from:
Net investment income	(0.62)		(0.56)		(0.71)	(0.77)	(0.75)
Net return of capital	—		—		(0.01)	—	—
Total distributions	(0.62)		(0.56)		(0.72)	(0.77)	(0.75)

Net asset value, end of year/period	$21.66		$23.99		$23.77	$24.13	$24.02

Market price, end of year/period	$21.64		$24.00		$23.73	$24.15	$24.06

Total return (3)	(7.31	)% (10)	3.29	% (9)	1.43%	3.77%	(1.02	)% (7)

Net assets, at end of year/period (000s)	$125,638		$207,532		$314,889	$231,634	$171,739

Ratio of gross expenses to average net assets (5)	0.75%		0.74%		0.71%	0.74%	0.75	% (8)
Ratio of net expenses to average net assets (5)	0.75%		0.74%		0.71%	0.74%	0.75	% (8)
Ratio of net investment income to average net assets(4)	2.71%		2.24%		2.79%	3.24%	3.19	% (8)

Portfolio Turnover Rate (6)	66%		143%		78%	135%	48	% (7)

(1)	The FormulaFolios Tactical Income ETF commenced operations on June 6, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (See Note 5)

(7)	Not Annualized

(8)	Annualized

(9)	In 2021, 0.22% of the Fund’s total return consists of a reimbursement by the Adviser for a realized investment loss due to a trade error. Excluding this item, total return would have been 3.07%.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS
May 31, 2022

1.	ORGANIZATION

The FormulaFolios Hedged Growth ETF (“Hedged Growth ETF”), the FormulaFolios Smart Growth ETF (“Smart Growth ETF”), the FormulaFolios Tactical Growth ETF (“Tactical Growth ETF”), and the FormulaFolios Tactical Income ETF (“Tactical Income ETF”) (each a “Fund” and collectively the “Funds”) are each a diversified series of Northern Lights Fund Trust IV (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June , 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The investment objective of the Hedged Growth ETF and Smart Growth ETF is to seek to provide capital growth. The Tactical Growth ETF seeks long-term total return. The Tactical Income ETF seeks to provide income. The Hedged Growth ETF and Tactical Income ETF commenced operations on June 6, 2017. The Smart Growth ETF and Tactical Growth ETF commenced operations on November 1, 2017.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08.

Securities Valuation – The Funds record their investments at fair value. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “investment companies”). Investment companies are valued at their respective net asset values as reported by such investment companies. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. Exchange-traded funds (“ETFs”) are valued at the last reported price or official closing price. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“the Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022

asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2022 for the Funds’ assets measured at fair value:

Hedged Growth ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$32,794,925	$—	$—	$32,794,925
Total	$32,794,925	$—	$—	$32,794,925

Smart Growth ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$31,832,253	$—	$—	$31,832,253
Short-Term Investment - Money Market Fund	2,337,375	—	—	2,337,375
Total	$34,169,628	$—	$—	$34,169,628

Tactical Growth ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$34,799,696	$—	$—	$34,799,696
Short-Term Investment - Money Market Fund	4,063,990	—	—	4,063,990
Total	$38,863,686	$—	$—	$38,863,686

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022

Tactical Income ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$124,690,161	$—	$—	$124,690,161
Short-Term Investment - Money Market Fund	9,678,480	—	—	9,678,480
Total	$134,368,641	$—	$—	$134,368,641

The Funds did not hold any Level 3 securities during the year.

*	See Schedules of Investments for industry classification.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock. An index ETF represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which it invests, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis and includes amortization and accretion, which is recorded using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly for Hedged Growth ETF, Smart Growth ETF, and Tactical Growth ETF and monthly for Tactical Income ETF. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Cash and Cash Equivalents – Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Federal Income Taxes – The Funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds identify their major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Funds make significant investments. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the year ended May 31, 2021, or expected to be taken in the Funds’ May 31, 2022 year-end tax returns. The Funds recognize interest and penalties, if any,

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022

related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Securities Lending Risk – The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Fund may experience a loss for delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund (see additional information at Note 6).

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2022, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to:

Fund	Purchases	Sales
Hedged Growth ETF	$30,412,667	$30,635,247
Smart Growth ETF	15,788,391	17,309,525
Tactical Growth ETF	26,449,952	26,272,370
Tactical Income ETF	117,116,293	117,624,490

For year ended May 31, 2022, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to:

Fund	Purchases	Sales
Hedged Growth ETF	$—	$13,970,236
Smart Growth ETF	—	10,483,437
Tactical Growth ETF	—	12,148,257
Tactical Income ETF	9,059,854	72,685,758

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

FormulaFolio Investments LLC serves as the Funds’ investment adviser (the “Adviser”) pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022

compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.80%, 0.35%, 0.60%, and 0.60% of average daily net assets of Hedged Growth ETF, Smart Growth ETF, Tactical Growth ETF, and Tactical Income ETF, respectively. During year ended May 31, 2022, the Adviser earned the following fees:

Fund	Advisory Fee
Hedged Growth ETF	$345,544
Smart Growth ETF	145,359
Tactical Growth ETF	280,483
Tactical Income ETF	1,086,331

Pursuant to a written agreement (the “Waiver Agreement”), the Adviser has contractually agreed, until at least September 30, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.95%, 0.60%, 0.80%, and 0.80% of average daily net assets of Hedged Growth ETF, Smart Growth ETF, Tactical Growth ETF, and Tactical Income ETF, respectively; subject to possible recoupment from the Funds in future years within the three years from the date the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment. Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost its performance. If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the operating expenses attributable to the Funds are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the applicable Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the expenses to exceed the Expense Limitation. If the Funds’ operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

During the year ended May 31, 2022, the Adviser waived fees and/or reimbursed expenses, pursuant to the Waiver Agreement, in the amounts of:

Fees waived
(reimbursed) by the
Fund	Adviser
Hedged Growth ETF	$101,069
Smart Growth ETF	47,844
Tactical Growth ETF	64,988

The Tactical Income ETF had $0 Fees waived (reimbursed) by the Adviser during the year ended May 31, 2022.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022

The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through May 31 of the year indicated.

Fund	2023	2024	2025
Hedged Growth ETF	$52,380	$111,207	$101,069
Smart Growth ETF	21,902	59,474	47,844
Tactical Growth ETF	40,751	69,470	64,988

The Tactical Income ETF has no fee waivers and expense reimbursements subject to recapture by the Advisor.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan as amended (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services related to Fund shares. Under the Plan, the Funds may pay 0.25% per year of the average daily net assets of Fund shares for such distribution and shareholder service activities. As of May 31, 2022 the Plan has not been activated. For the year ended May 31, 2022, the Funds did not incur any distribution fees.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is an affiliate of Ultimus Fund Solutions, LLC. For the year ended May 31, 2022, there were no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration and fund accounting services to the Funds, which are included in administrative service fees in the Statements of Operations. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from each Fund, which are included in compliance officer fees in the Statements of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds, which are included in printing expenses in the Statements of Operations.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Funds at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 25,000 for Smart Growth ETF and Tactical Growth ETF. Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares for Hedged Growth ETF and Tactical Income ETF. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date.

Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Funds may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Funds in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Funds and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Funds are disclosed in the Statements of Changes in Net Assets. For the year ended May 31, 2022, Hedged Growth ETF received $2,000 in fixed fees and $0 in variable fees, Smart Growth ETF received $3,000 in fixed fees and $1,782 in variable fees, Tactical Growth ETF received $3,500 in fixed fees and $0 in variable fees and Tactical Income ETF received $12,500 in fixed fees and $500 in variable fees, respectively.

The Transaction Fees for the Funds are listed in the table below:

Fee for in-Kind and Cash	Maximum Additional Variable
Purchases	Charge for Cash Purchases*
$250	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

6.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Funds can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid,

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022

short-term instruments such as money market funds in accordance with the Funds’ security lending procedures. The Funds continue to receive interest or dividends on the securities loaned. The Funds have the right under the Securities Lending Agency Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Funds could experience delays or losses on recovery. Additionally, the Funds are subject to the risk of loss from investments made with the cash received as collateral. The Funds manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

The following table breaks out the Funds’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of May 31, 2022:

Smart Growth ETF
	Overnight		Between
	and		30 & 90
Securities Lending Transactions	Continuous	< 30 days	days	> 90 days	Total
Morgan Stanley Institutional Liquidity Funds - Institutional Class	$2,337,375	$—	$—	$—	$2,337,375
Total Borrowings	$2,337,375	$—	$—	$—	$2,337,375

Tactical Growth ETF
	Overnight		Between
	and		30 & 90
Securities Lending Transactions	Continuous	< 30 days	days	> 90 days	Total
Morgan Stanley Institutional Liquidity Funds - Institutional Class	$4,063,990	$—	$—	$—	$4,063,990
Total Borrowings	$4,063,990	$—	$—	$—	$4,063,990

Tactical Income ETF
			Between
	Overnight and		30 & 90
Securities Lending Transactions	Continuous	< 30 days	days	> 90 days	Total
Morgan Stanley Institutional Liquidity Funds - Institutional Class	$9,678,480	$—	$—	$—	$9,678,480
Total Borrowings	$9,678,480	$—	$—	$—	$9,678,480

At May 31, 2022, the Funds had loaned securities and received cash collateral for the loan. This cash was invested in the Morgan Stanley Institutional Liquidity Funds -Institutional Class (“Money Market Fund”) as shown in the Schedule of Investments. The Funds receive compensation relating to the lending of the Fund’s securities as reflected in the Statements of Operations. The fair value of the securities loaned for the Hedged Growth ETF, Smart Growth ETF, Tactical Growth ETF, and Tactical Income ETF totaled $0, $2,278,380, $3,939,209, and $9,418,412, respectively at May 31, 2022. The securities loaned are noted

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022

in the Schedule of Investments. The fair value of the “Collateral for Securities Loaned” on the Schedule of Investments includes only cash collateral received and reinvested that totaled $0, $2,337,375, $4,063,990, and $9,678,480, respectively for each Fund at May 31, 2022. These amounts are offset by a liability recorded as “Security lending collateral” as shown on the Statements of Assets and Liabilities.

8.	UNDERLYING FUND RISK

Other investment companies including ETFs and closed-end funds (“Underlying Funds”) in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other ETFs that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the corresponding Funds. Closed-end funds and ETFs may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by the Funds.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Smart Growth ETF and Tactical Growth ETF currently seek to achieve their investment objective by investing a portion of their assets in the iShares Core S&P 500 ETF, iShares Core MSCI Total International Stock ETF, and Vanguard Total Stock Market ETF (the “Securities”). The Smart Growth ETF and Tactical Growth ETF may redeem the Securities at any time if the Adviser determines that it is in the best interest of the Smart Growth ETF and Tactical Growth ETF and its shareholders to do so.

The performance of the Smart Growth ETF and Tactical Growth ETF will be directly affected by the performance of the Securities. The annual report of the Securities, along with the report of the independent registered public accounting firm is included in the applicable Security’s N-CSRs available at www.sec.gov. As of May 31, 2022, the percentage of the Smart Growth ETF’s net assets invested in iShares Core S&P 500 ETF was 29.4%. The percentage of the Tactical Growth ETF’s net assets invested in iShares Core MSCI Total International Stock ETF and Vanguard Total Stock Market ETF were 33.1% and 32.7%, respectively.

10.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECATION-TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at May 31, 2022, were as follows:

	Cost for			Tax Net Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Purposes	Appreciation	Depreciation	(Depreciation)
FormulaFolios Hedged Growth ETF	$30,026,481	$3,046,853	$(278,409)	$2,768,444
FormulaFolios Smart Growth ETF	30,202,742	4,182,545	(215,659)	3,966,886
FormulaFolios Tactical Growth ETF	38,104,728	2,584,666	(1,825,708)	758,958
FormulaFolios Tactical Income ETF	142,856,750	—	(8,488,109)	(8,488,109)

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022

11.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the fiscal years ended May 31, 2022 and May 31, 2021 was as follows:

For the year ended May 31, 2022:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
FormulaFolios Hedged Growth ETF	$108,260	$—	$—	$—	$108,260
FormulaFolios Smart Growth ETF	721,519	—	—	—	721,519
FormulaFolios Tactical Growth ETF	423,488	—	—	—	423,488
FormulaFolios Tactical Income ETF	4,852,266	—	—	—	4,852,266

For the year ended May 31, 2021:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
FormulaFolios Hedged Growth ETF	$138,410	$—	$—	$—	$138,410
FormulaFolios Smart Growth ETF	541,758	—	—	—	541,758
FormulaFolios Tactical Growth ETF	471,285	—	—	—	471,285
FormulaFolios Tactical Income ETF	5,395,530	—	—	—	5,395,530

As of May 31, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
FormulaFolios Hedged Growth ETF	$—	$73,992	$—	$—	$(586,380)	$—	2,768,444	$2,256,056
FormulaFolios Smart Growth ETF	—	21,494	940,762	—	—	—	3,966,886	4,929,142
FormulaFolios Tactical Growth ETF	—	—	—	—	(3,144,856)	—	758,958	(2,385,898)
FormulaFolios Tactical Income ETF	—	47,907	—	(6,318,500)	(15,801,040)	—	(8,488,109)	(30,559,742)

The difference between book basis and tax basis undistributed accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Tactical Income ETF incurred and elected to defer such capital losses of $6,318,500.

At May 31, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
FormulaFolios Hedged Growth ETF	$—	$586,380	$586,380	$5,613,792
FormulaFolios Smart Growth ETF	—	—	—	—
FormulaFolios Tactical Growth ETF	2,233,857	910,999	3,144,856	—
FormulaFolios Tactical Income ETF	11,656,950	4,144,090	15,801,040	—

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of distributions in excess, and adjustments related to transfers in kind, resulted in reclassifications for the Funds for the fiscal year ended May 31, 2022 as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
FormulaFolios Hedged Growth ETF	$3,784,463	$(3,784,463)
FormulaFolios Smart Growth ETF	2,773,840	(2,773,840)
FormulaFolios Tactical Growth ETF	1,480,847	(1,480,847)
FormulaFolios Tactical Income ETF	(1,051,461)	1,051,461

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Distributions: The Fund’s Board of Trustees declared the following distributions:

Fund	Dividend Per Share	Record Date	Ex-Date	Payable Date
Hedged Growth ETF	$0.0931	6/16/2022	6/15/2022	6/21/2022
Smart Growth ETF	$0.1472	6/16/2022	6/15/2022	6/21/2022
Tactical Growth ETF	$0.1754	6/16/2022	6/15/2022	6/21/2022
Tactical Income ETF	$0.0225	6/16/2022	6/15/2022	6/21/2022
Tactical Income ETF	$0.0253	7/18/2022	7/15/2022	7/21/2022

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the discussed above.

13.	FOREIGN TAX CREDIT (UNAUDITED)

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended May 31, 2022 and May 31, 2021, were as follows:

For the fiscal year ended May 31, 2022:
Portfolio	Foreign Taxes Paid	Foreign Source Income
FormulaFolios Smart Growth ETF	$0.0125	$0.2791

For the fiscal year ended May 31, 2021:
Portfolio	Foreign Taxes Paid	Foreign Source Income
FormulaFolios Smart Growth ETF	$0.0127	$0.1267
FormulaFolios Tactical Growth ETF	0.0150	0.1331

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF, FormulaFolios Tactical Growth ETF and FormulaFolios Tactical Income ETF and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF, FormulaFolios Tactical Growth ETF and FormulaFolios Tactical Income ETF (the “Funds”), each a series of Northern Lights Fund Trust IV, as of May 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FormulaFolios Hedged Growth ETF FormulaFolios Tactical Income ETF	For the year ended May 31, 2022	For the years ended May 31, 2022 and 2021	For the years ended May 31, 2022, 2021, 2020, 2019 and for the period from June 6, 2017 (commencement of operations) through May 31, 2018
FormulaFolios Smart Growth ETF FormulaFolios Tactical Growth ETF	For the year ended May 31, 2022	For the years ended May 31, 2022 and 2021	For the years ended May 31, 2022, 2021, 2020, 2019 and for the period from November 1, 2017 (commencement of operations) through May 31, 2018

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies with a related advisor since 2015.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

July 29, 2022

FormulaFolios ETFs
Additional Information (Unaudited)
May 31, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended May 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

FormulaFolios ETFs
EXPENSE EXAMPLES (Unaudited)
May 31, 2022

Example

All exchange traded funds have operating expenses. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A shareholder may incur brokerage commissions on their purchase and sales of Fund shares, which are not reflected in the examples below.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021 through May 31, 2022.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Net	Beginning	Ending	Expenses	Ending	Expenses
	Expense	Account Value	Account Value	Paid During	Account Value	Paid During
	Ratio	12/1/21	5/31/22	Period *	5/31/22	Period*

FormulaFolios Hedged Growth ETF	0.95%	$1,000.00	$930.10	$4.57	$1,020.19	$4.78
FormulaFolios Smart Growth ETF	0.60%	$1,000.00	$932.20	$2.89	$1,021.94	$3.02
FormulaFolios Tactical Growth ETF	0.80%	$1,000.00	$913.80	$3.82	$1,020.94	$4.03
FormulaFolios Tactical Income ETF	0.75%	$1,000.00	$922.90	$3.60	$1,021.19	$3.78

*	Expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 182/365 (to reflect the full half-year period).

For more information about current performance, holdings, or historical premiums/discounts, please visit the Funds’ website at www.formulafoliofunds.com.

FormulaFolios ETFs
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2022

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees * **

Name, Address and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi- Strategy Fund (2014-2017);
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

5/31/22 – NLFT IV_v1

FormulaFolios ETFs
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2022

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Ultimus Fund Solutions, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Ultimus Fund Solutions, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Ultimus Fund Solutions, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of May 31, 2022, the Trust was comprised of 30 other active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-562-8880.

5/31/22 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-270-0300

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-907-3233 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-733-3863.

INVESTMENT ADVISER
FormulaFolio Investments LLC
89 Ionia SW, Suite 600
Grand Rapids, MI 49503

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

FFI ETF-A22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021

FormulaFolios Hedged Growth ETF - $13,500

FormulaFolios Tactical Income ETF - $13,500

FormulaFolios Smart Growth ETF - $13,500

FormulaFolios Tactical Growth ETF - $13,500

2022

FormulaFolios Hedged Growth ETF - $13,500

FormulaFolios Tactical Income ETF - $13,500

FormulaFolios Smart Growth ETF - $13,500

FormulaFolios Tactical Growth ETF - $13,500

(b)	Audit-Related Fees

2021 – None

2022 – None

(c)	Tax Fees

2021

FormulaFolios Hedged Growth ETF - $3,000

FormulaFolios Tactical Income ETF - $3,000

FormulaFolios Smart Growth ETF - $3,000

FormulaFolios Tactical Growth ETF - $3,000

2022

FormulaFolios Hedged Growth ETF - $3,000

FormulaFolios Tactical Income ETF - $3,000

FormulaFolios Smart Growth ETF - $3,000

FormulaFolios Tactical Growth ETF - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021- None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                                   2021

Audit-Related Fees:         0.00%

Tax Fees:                        0.00%

All Other Fees:                0.00%

                                                  2022

Audit-Related Fees:         0.00%

Tax Fees:                        0.00%

All Other Fees:                0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $0

2022 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Joseph Breslin, Thomas T. Sarkany and Charles Ranson.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/8/2022

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/8/2022